March 18, 2021

BNY MELLON OPPORTUNITY FUNDS

- BNY Mellon Japan Womenomics Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information contained in the second paragraph of "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund is managed by a team of investment professionals employed by BNYMIM Japan, consisting of Masafumi Oshiden, Kazuya Kurosawa, Yoshihiro Aoyama and Masataka Horikawa.  Messrs. Oshiden and Kurosawa have been portfolio managers of the fund since the fund's inception in August 2018, Mr. Aoyama has been a primary portfolio manager of the fund since March 2019 and Mr. Horikawa has been a primary portfolio manager of the fund since October 2020.  Mr. Oshiden is the lead portfolio manager of the fund and the Japan Equity Womenomics Strategy at BNYMIM Japan.  Mr. Kurosawa is an investment manager at BNYMIM Japan.  Messrs. Aoyama and Horikawa are analysts at BNYMIM Japan.

The following information supersedes and replaces the fourth paragraph in "Fund Details – Management" in the prospectus:

Investment decisions for the fund are made by a team of investment professionals who are members of the Japan Equity Investment Management Division at BNYMIM Japan.  Team members Masafumi Oshiden, Kazuya Kurosawa, Yoshihiro Aoyama and Masataka Horikawa are jointly and primarily responsible for managing the fund's portfolio.  Messrs. Oshiden and Kurosawa have been primary portfolio managers of the fund since the fund's inception in August 2018, Mr. Aoyama has been a primary portfolio manager of the fund since March 2019 and Mr. Horikawa has been a primary portfolio manager of the fund since October 2020.  Mr. Oshiden is the lead portfolio manager of the fund and the Japan Equity Womenomics Strategy at BNYMIM Japan, which he joined in April 2013.  Mr. Kurosawa is an investment manager at BNYMIM Japan, which he joined in May 2013.  Mr. Aoyama is an analyst at BNYMIM Japan, which he joined in December 2017.  Prior to joining BNYMIM Japan, Mr. Aoyama worked as an economist at Asset Management One from 2016 to 2017, and in asset management at Mizuho Financial Group from 2014 to 2016.  Mr. Horikawa is an analyst at BNYMIM Japan, which he joined in November 2019.  Prior to joining BNYMIM Japan, Mr. Horikawa worked in product development, due diligence and research at Daiwa Asset Management from 2015 to 2019.

4127STK0321